UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2019

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	STIM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On July 2, 2019, Neuronetics, Inc. (the “Company”), in a conversation with equity research analysts concerning the appointment of Stephen Furlong as Chief Financial Officer, re-affirmed previously issued guidance that it expects to report total worldwide revenue of between $15.6 and $16.2 million for the second quarter of 2019 and total worldwide revenue of between $62.5 and $64.5 million for the full year 2019.

The information furnished under Item 7.01 of this Current Report on Form 8-K is not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

The Company’s guidance for total worldwide revenue for the second quarter of 2019 and full year 2019 constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on such forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to: the Company’s ability to achieve or sustain profitable operations due to its history of losses; the Company’s reliance on the sale and usage of its NeuroStar Advanced Therapy System to generate revenues; availability and extent of coverage and reimbursement from third-party payors for treatments using the Company’s products; physician and patient demand for treatments using the Company’s products; developments in respect of competing technologies and therapies for the indications that the Company’s products treat; product defects; the Company’s ability to obtain and maintain intellectual property protection for its technology; and developments in regulation in the United States and other applicable jurisdictions. For a discussion of these and other related risks, please refer to the Company’s recent SEC filings, which are available on the SEC’s website at www.sec.gov. These forward-looking statements are based on the Company’s expectations and assumptions as of the date hereof. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained herein as a result of new information, future events or changes in the Company’s expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: July 3, 2019	By:	/s/ Chris Thatcher
	Name:	Chris Thatcher
	Title:	President and Chief Executive Officer
(Principal Executive Officer)